EXHIBIT 99

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                                     WFMBS MORTGAGE LOAN POOL
                     20-YEAR THROUGH 30-YEAR 3/1 CMT & LIBOR INTERMEDIATE ARM
                                  RELO & NON-RELOCATION MORTGAGES
                                        WFMBS SERIES 2004-I
                                     POOL PROFILE (4/30/2004)

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                                                    --------------------     --------------------
                                                         3/1 POOL                 Tolerance
                                                    --------------------     --------------------
     AGGREGATE PRINCIPAL BALANCE                         $1,795,549,250               (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                 1-Jun-04                      N/A
     INTEREST RATE RANGE                                    1.50 - 4.00                      N/A
     GROSS WAC                                                   3.661%            (+ / - 10 bps)
     WEIGHTED AVERAGE SERVICE FEE                              25.0 bps
     MASTER SERVICING FEE                                       1.0 bps on Securitization only
     WAM (in months)                                                354            (+/- 2 months)

     WALTV                                                          65%             (maximum +5%)

     CALIFORNIA PERCENT                                             49%             (maximum +5%)
     SINGLE LARGEST ZIP CODE PERCENT                                 3%            (maximum  +2%)

     AVERAGE LOAN BALANCE                                      $493,147        (maximum +$25,000)
     LARGEST INDIVIDUAL LOAN BALANCE                         $1,976,676      (maximum $2,000,000)

     CASH OUT REFINANCE PERCENT                                      7%            (maximum  +5%)

     PRIMARY RESIDENCE PERCENT                                      97%             (minimum -5%)

     SINGLE FAMILY DETACHED PERCENT                                 94%             (minimum -5%)

     FULL DOCUMENTATION PERCENT                                     56%             (minimum -5%)

     WA FICO                                                        735              (minimum -5)

     UNINSURED > 80% LTV PERCENT                                     0%             (maximum +3%)

     RELOCATION PERCENT                                             19%             (minimum -2%)

     GROSS MARGIN                                                2.475%             (+ / - 5 bps)

     GROSS LIFECAP                                               9.651%            (+ / - 10 bps)

     WA MONTHS TO NEXT ROLL                                          28          (+ / - 3 months)

     INTEREST ONLY PERCENT                                           0%            (maximum  +5%)

     INDEXED OFF 1 YR CMT                                           45%                (+ / - 5%)

     INDEXED OFF 1 MO LIBOR                                         55%                (+ / - 5%)

             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                    SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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      (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                      WFMBS MORTGAGE LOAN POOL
                                      20-YEAR THROUGH 30-YEAR 3/1 CMT & LIBOR INTERMEDIATE ARM
                                                   RELO & NON-RELOCATION MORTGAGES
                                                         WFMBS SERIES 2004-I
                                                         PRICING INFORMATION
                                                      POOL PROFILE (4/30/2004)
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
      COLLATERAL                          Mortgage Loans Index off the One Year CMT or One Month LIBOR.
                                              None of the Mortgage Loans have a convertibility feature.
           Generally the Mortgage Loans have a 2% Initial Rate Cap & 2% for each Adjustment thereafter.
                                              Generally, the Mortgage Loans have a 6% Lifetime Rate Cap.

      RATING AGENCIES                                                                 TBD by Wells Fargo

      PASS THRU RATE                                                  Net WAC or Ratio Stripped/Variable

      STRUCTURE                                                     TO CONFORM TO WFMBS 2002-B or 2004-B
                                                                                   EXCEPT AS NOTED BELOW
                                            (Call WF Structured Finance at the number below for details)

      AAA STRUCTURE DUE DATE                                                                   26-May-04                9:00 AM

                Structures received or changes to structures past the due date will incur a $10,000 fee.

      PRICING DATE

      SETTLEMENT DATE                                                                          15-Jun-04

      ASSUMED SUB LEVELS                                                       Rating Agency       AGG Assumed Level
      Levels and Rating Agencies for                                  AAA       Moody's/S&P              2.60%
      2004-I to be determined by                                       AA           S&P                  1.20%
      Wells Fargo.                                                      A           S&P                  0.75%
      These levels are for bid purposes only.                         BBB           S&P                  0.50%
      Any change in actual levels will not result                      BB           S&P                  0.30%
      in price changes.                                                 B           S&P                  0.15%

                                                                Note:  AAA Class will be rated by two rating agencies.
                                                                AA through B Classes will be rated by one rating agency.
                                                                Additional tranche ratings will be paid for by the sub underwriter.

      NOTE: Please note the following specifics of the 2004-I structure:
      Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
      Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
      No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


      * This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.



      WFMBS CONTACTS                                                  Brad Davis (301) 846-8009
                                                                      Gretchen Leff (301) 846-8356
                                                                      Mike Miller (301) 815-6397

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                            WFASC Denomination Policy
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                                                                                        Minimum            Physical      Book Entry
Type and Description of Certificates                                              Denomination (1)(4)    Certificates   Certificates

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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters,
NAS, Non-complex components (subject to reasonable
prepayment support)                                                                     $25,000            Allowed        Allowed

Companion classes for PAC, TAC, Scheduled Classes                                      $100,000            Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses
of the Class A that provide credit protection to the
Class A, Complex multi-component certificates                                          $100,000            Allowed        Allowed

Notional and Nominal Face IO                                                              (2)              Allowed        Allowed

Residual Certificates                                                                     (3)              Required     Not Allowed

All other types of Class A Certificates                                                   (5)                (5)            (5)


Class B (Investment Grade)                                                             $100,000            Allowed        Allowed

Class B (Non-Investment Grade)                                                         $250,000            Required     Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.